Bread Financial Holdings, Inc Financial Supplement Fourth Quarter 2025 Table of Contents Page Number Table 1: Consolidated Statements of Income 2 Table 2: Consolidated Balance Sheets 3 Table 3: Select Financial Metrics 4 Table 4: Capital Ratios 5 Table 5: Average Balances and Net Interest Margin 6 Table 6: Reconciliation of GAAP to Non-GAAP Financial Measures 7 Glossary of Terms 9 Note: The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Please refer to our Annual Report on Form 10- K for the period ended December 31, 2025 once it is filed with the Securities and Exchange Commission. Amounts presented in the following tables may not sum and percentages may not recalculate due to rounding. 1 Exhibit 99.2

Preliminary

Bread Financial Holdings, Inc
Table 1: Consolidated Statements of Income

(Millions, except per share amounts and percentages)	4Q25	3Q25	2Q25	1Q25	4Q24	4Q25 vs. 3Q25	4Q25 vs. 4Q24	2025	2024	2025 vs. 2024
Interest income										
Interest and fees on loans	$ 1,208	$ 1,198	$ 1,148	$ 1,185	$ 1,175	1 %	3 %	$ 4,739	$ 4,820	(2)%
Interest on cash and investment securities	38	44	46	46	44	(14)%	(14)%	173	204	(16)%
Total interest income	1,246	1,242	1,194	1,231	1,219	— %	2 %	4,912	5,024	(2)%
Interest expense										
Interest on deposits	137	139	139	138	147	(1)%	(7)%	554	608	(9)%
Interest on borrowings	62	71	81	87	84	(13)%	(26)%	300	352	(15)%
Total interest expense	199	210	220	225	231	(5)%	(14)%	854	960	(11)%
Net interest income	**1,047**	**1,032**	**974**	**1,006**	**988**	1 %	6 %	**4,058**	**4,064**	— %
Non-interest income										
Interchange revenue, net of retailer share arrangements	(127)	(111)	(95)	(83)	(110)	14 %	16 %	(416)	(381)	9 %
Gain on portfolio sale	—	—	3	—	2	— %	(100)%	3	11	(71)%
Other	55	50	47	47	46	9 %	18 %	200	144	38 %
Total non-interest income	(72)	(61)	(45)	(36)	(62)	18 %	16 %	(213)	(226)	(6)%
Total net interest and non-interest income	**975**	**971**	**929**	**970**	**926**	— %	5 %	**3,845**	**3,838**	— %
Provision for credit losses	**373**	**299**	**274**	**296**	**417**	25 %	(11)%	**1,242**	**1,397**	(11)%
Total net interest and non-interest income, after provision for credit losses	602	672	655	674	509	(10)%	18 %	2,603	2,441	7 %
Non-interest expenses										
Employee compensation and benefits	232	222	212	215	242	5 %	(4)%	880	897	(2)%
Card and processing expenses	78	81	81	82	85	(4)%	(8)%	322	326	(1)%
Information processing and communication	78	72	77	81	80	9 %	(2)%	308	300	3 %
Marketing expenses	44	38	34	35	48	17 %	(8)%	150	147	2 %
Depreciation and amortization	19	20	20	21	23	(3)%	(16)%	80	90	(11)%
Other	104	43	57	43	58	138 %	79 %	248	300	(17)%
Total non-interest expenses	**555**	**476**	**481**	**477**	**536**	17 %	4 %	**1,988**	**2,060**	(3)%
Income (loss) from continuing operations before income taxes	47	196	174	197	(27)	(76)%	(275)%	615	381	61 %
(Benefit) provision for income taxes	(6)	8	35	55	(35)	(175)%	(82)%	94	102	(9)%
Income from continuing operations	53	188	139	142	8	(72)%	595 %	521	279	87 %
Loss from discontinued operations, net of income taxes	—	—	—	(4)	(1)	(328)%	(133)%	(3)	(2)	40 %
Net income available to common stockholders	**$ 53**	**$ 188**	**$ 139**	**$ 138**	**$ 7**	(72)%	675 %	**$ 518**	**$ 277**	87 %
Basic income per share										
Income from continuing operations	$ 1.19	$ 4.04	$ 2.96	$ 2.89	$ 0.15	(71)%	668 %	$ 11.15	$ 5.63	98 %
Income (loss) from discontinued operations	$ —	$ —	$ 0.01	$ (0.08)	$ (0.01)	(336)%	(136)%	$ (0.08)	$ (0.05)	48 %
Net income per share	$ 1.19	$ 4.04	$ 2.97	$ 2.81	$ 0.14	(70)%	757 %	$ 11.07	$ 5.58	98 %
Diluted income per share										
Income from continuing operations	$ 1.16	$ 3.96	$ 2.93	$ 2.86	$ 0.15	(71)%	669 %	$ 10.96	$ 5.54	98 %
Income (loss) from discontinued operations	$ —	$ —	$ 0.01	$ (0.08)	$ (0.01)	(335)%	(136)%	$ (0.07)	$ (0.05)	48 %
Net income per share	$ 1.16	$ 3.96	$ 2.94	$ 2.78	$ 0.14	(71)%	758 %	$ 10.89	$ 5.49	98 %
Weighted average common shares outstanding										
Basic	44.9	46.5	46.7	49.0	49.6	(4)%	(10)%	46.8	49.6	(6)%
Diluted	46.0	47.5	47.2	49.6	50.9	(3)%	(10)%	47.6	50.4	(6)%

2

Bread Financial Holdings, Inc
Table 2: Consolidated Balance Sheets

Preliminary

(Millions, except preferred shares in thousands and per shares amounts)	4Q25	3Q25	2Q25	1Q25	4Q24	4Q25 vs. 3Q25	4Q25 vs. 4Q24
ASSETS							
Cash and cash equivalents	$ 3,604	$ 3,764	$ 3,799	$ 4,212	$ 3,679	(4)%	(2)%
Credit card and other loans							
Total credit card and other loans	18,805	17,655	17,656	17,815	18,896	7 %	— %
Allowance for credit losses	(2,106)	(2,070)	(2,098)	(2,172)	(2,241)	2 %	(6)%
Credit card and other loans, net	16,699	15,585	15,558	15,643	16,655	7 %	— %
Investments	284	284	277	272	266	— %	6 %
Property and equipment, net	117	122	127	133	142	(5)%	(18)%
Goodwill and intangible assets, net	716	723	731	738	746	(1)%	(4)%
Other assets	1,243	1,236	1,329	1,384	1,403	1 %	(11)%
Total assets	**$ 22,663**	**$ 21,714**	**$ 21,821**	**$ 22,382**	**$ 22,891**	4 %	(1)%
LIABILITIES AND STOCKHOLDERS' EQUITY							
Deposits							
Direct-to-consumer (retail)	$ 8,522	$ 8,188	$ 8,080	$ 7,922	$ 7,687	4 %	10 %
Wholesale and other	5,394	5,347	5,260	5,177	5,395	1 %	— %
Total deposits	13,916	13,535	13,340	13,099	13,082	3 %	6 %
Debt issued by consolidated variable interest entities	3,422	2,682	3,089	3,835	4,558	28 %	(25)%
Long-term and other debt	886	1,105	1,138	1,286	999	(20)%	(11)%
Other liabilities	1,112	1,075	1,088	1,094	1,201	3 %	(7)%
Total liabilities	**19,336**	**18,397**	**18,655**	**19,314**	**19,840**	5 %	(3)%
Stockholders' equity							
Preferred stock	—	—	—	—	—	nm	nm
Common stock	—	1	1	1	1	(4)%	(10)%
Additional paid-in capital	1,868	1,900	1,929	1,960	2,073	(2)%	(10)%
Retained earnings	1,475	1,432	1,255	1,126	999	3 %	48 %
Accumulated other comprehensive loss	(16)	(16)	(19)	(19)	(22)	(5)%	(30)%
Total stockholders' equity	**3,327**	**3,317**	**3,166**	**3,068**	**3,051**	— %	9 %
Total liabilities and stockholders' equity	**$ 22,663**	**$ 21,714**	**$ 21,821**	**$ 22,382**	**$ 22,891**	4 %	(1)%
Common shares outstanding	44.1	46.0	46.6	47.6	49.1	(4)%	(10)%
Preferred shares outstanding	75.0	—	—	—	—	nm	nm

nm - Not meaningful, denoting a variance of 1,000 percent or more.

3

Bread Financial Holdings, Inc **Preliminary**

Table 3: Select Financial Metrics

(Millions, except per share amounts and percentages)	**4Q25**	**3Q25**	**2Q25**	**1Q25**	**4Q24**	**4Q25 vs. 3Q25**	**4Q25 vs. 4Q24**	**2025**	**2024**	**2025 vs. 2024**
Credit sales	$ 8,070	$ 6,787	$6,814	$ 6,106	$ 7,898	19 %	2 %	$ 27,777	$ 26,962	3 %
Average credit card and other loans	17,961	17,596	17,686	18,164	18,156	2 %	(1)%	17,850	18,084	(1)%
End-of-period credit card and other loans	18,805	17,655	17,656	17,815	18,896	7 %	— %	18,805	18,896	— %
End-of-period direct-to-consumer (retail) deposits	8,523	8,188	$8,080	7,922	7,687	4 %	11 %	8,523	7,687	11 %
Adjusted net income *	$ 95	$ 191	149	$ 140	$ 20	(50)%	376 %	$ 575	$ 388	48 %
Adjusted net income per diluted share *	$ 2.07	$ 4.02	$3.15	$ 2.82	$ 0.40	(48)%	427 %	$ 12.09	$ 7.69	57 %
Adjusted income from continuing operations *	$ 95	$ 191	149	$ 144	$ 21	(50)%	357 %	$ 578	$ 390	48 %
Adjusted income from continuing operations per diluted share *	$ 2.07	$ 4.02	$3.14	$ 2.90	$ 0.41	(49)%	406 %	$ 12.16	$ 7.74	57 %
Pretax pre-provision earning (PPNR) *[1]	$ 420	$ 495	448	$ 493	$ 390	(15)%	7 %	$ 1,857	$ 1,778	4 %
PPNR excl. gain on portfolio sale and impacts from debt repurchases *[1]	$ 475	$ 498	458	$ 495	$ 399	(5)%	19 %	$ 1,928	$ 1,884	2 %
Return on average assets [1]	1.0 %	3.4 %	2.5 %	2.5 %	0.1 %	(2.4)%	0.9 %	2.4 %	1.3 %	1.1 %
Return on average equity [1]	6.2 %	22.4 %	17.5 %	17.7 %	0.9 %	(16.2)%	5.3 %	15.8 %	8.7 %	7.1 %
Return on average tangible common equity *[1]	8.0 %	28.6 %	22.7 %	23.0 %	1.2 %	(20.6)%	6.8 %	20.4 %	11.4 %	9.0 %
Net interest margin [1]	18.9 %	18.8 %	17.7 %	18.1 %	17.8 %	0.1 %	1.1 %	18.4 %	18.3 %	0.1 %
Loan yield [1]	26.7 %	27.0 %	26.0 %	26.5 %	25.7 %	(0.3)%	1.0 %	26.6 %	26.7 %	(0.1)%
Efficiency ratio [1]	57.0 %	49.0 %	51.8 %	49.1 %	57.8 %	8.0 %	(0.8)%	51.7 %	53.7 %	(2.0)%
Adjusted efficiency ratio [1]	51.3 %	48.7 %	50.5 %	48.9 %	56.7 %	2.6 %	(5.4)%	49.8 %	50.8 %	(1)%
Common equity tier 1 capital ratio [1]	13.0 %	14.0 %	13.0 %	12.0 %	12.4 %	(1.0)%	0.6 %	13.0 %	12.4 %	0.6 %
Tangible book value per common share *[1]	$ 57.57	$ 56.36	$52.21	$ 48.92	$ 46.97	2 %	23 %	$ 57.57	$ 46.97	23 %
Cash dividend per common share	$ 0.23	$ 0.21	$0.21	$ 0.21	$ 0.21	10 %	10 %	$ 0.86	$ 0.84	2 %
Payment rate [1]	15.0 %	14.9 %	15.0 %	14.8 %	14.7 %	0.1 %	0.3 %	14.9 %	14.5 %	0.4 %
Delinquency rate [1]	5.8 %	6.0 %	5.7 %	5.9 %	5.9 %	(0.2)%	(0.1)%	5.8 %	5.9 %	(0.1)%
Net loss rate [1]	7.4 %	7.4 %	7.9 %	8.2 %	8.0 %	— %	(0.6)%	7.7 %	8.2 %	(0.5)%
Reserve rate [1]	11.2 %	11.7 %	11.9 %	12.2 %	11.9 %	(0.5)%	(0.7)%	11.2 %	11.9 %	(0.7)%

* Represents a Non-GAAP financial measure. See Table 6: Reconciliation of GAAP to Non-GAAP Financial Measures.

[1] Please refer to "Glossary of terms."

4

(Millions, except percentages) 4Q25 3Q25 2Q25 1Q25 4Q24 4Q25 vs. 3Q25 4Q25 vs. 4Q24 Total company Common equity tier 1 capital ratio (1) 13.0% 14.0% 13.0% 12.0% 12.4% (1.0) % 0.6 % Total risk-based capital ratio (1) 16.8% 17.5% 16.5% 15.5% 13.8% (0.7) % 3.0 % Total risk-weighted assets (1) $ 19,755 $ 18,714 $ 18,730 $ 18,810 $ 19,928 5.6% (0.9) % Tangible common equity / tangible assets ratio *(1) 11.6% 12.4% 11.5% 10.8% 10.4% (0.8) % 1.2 % Tangible common equity + credit reserve rate *(1) 24.7% 26.4% 25.7% 25.3% 24.1% (1.7) % 0.6 % Comenity Bank Common equity tier 1 capital ratio (1) 15.1% 15.4% 15.8% 17.0% 16.5% (0.3) % (1.4) % Total risk-based capital ratio (1) 16.5% 16.8% 17.2% 18.4% 17.9% (0.3) % (1.4) % Comenity Capital Bank Common equity tier 1 capital ratio (1) 13.5% 15.4% 15.9% 15.3% 15.4% (1.9) % (1.9) % Total risk-based capital ratio (1) 17.5% 19.0% 19.5% 18.9% 16.7% (1.5) % 0.8% * Represents a Non-GAAP financial measure. See Table 6: Reconciliation of GAAP to Non-GAAP Financial Measures. (1) Please refer to "Glossary of terms." Bread Financial Holdings, Inc Preliminary Table 4: Capital Ratios 5

Bread Financial Holdings, Inc

Preliminary

Table 5: Average Balances and Net Interest Margin

(Millions, except percentages)	4Q25 Average Balance	4Q25 Interest Income/ Expense	4Q25 Average Yield / Rate	3Q25 Average Balance	3Q25 Interest Income/ Expense	3Q25 Average Yield / Rate	4Q24 Average Balance	4Q24 Interest Income/ Expense	4Q24 Average Yield / Rate
Cash and investment securities	$ 3,965	$ 38	3.77 %	$ 4,173	$ 44	4.18 %	$ 3,927	$ 44	4.44 %
Credit card and other loans	17,961	1,208	26.68 %	17,596	1,198	27.01 %	18,156	1,175	25.74 %
Total interest-earning assets	21,926	1,246	22.54 %	21,769	1,242	22.64 %	22,083	1,219	21.95 %
Direct-to-consumer (retail) deposits	8,366	86	4.11 %	8,139	86	4.23 %	7,564	90	4.75 %
Wholesale deposits	5,321	51	3.78 %	5,296	53	3.94 %	5,336	57	4.26 %
Interest-bearing deposits	13,687	137	3.98 %	13,435	139	4.11 %	12,900	147	4.54 %
Secured borrowings	2,785	40	5.59 %	2,872	43	5.88 %	3,742	58	6.06 %
Unsecured borrowings	986	22	9.01 %	1,129	28	9.92 %	1,036	26	10.07 %
Interest-bearing borrowings	3,771	62	6.49 %	4,001	71	7.02 %	4,778	84	6.93 %
Total interest-bearing liabilities	$ 17,458	$ 199	4.52 %	$ 17,436	$ 210	4.78 %	$ 17,678	$ 231	5.19 %
Net interest income		$ 1,047			$ 1,032			$ 988	
Net interest margin [(1)]		18.9 %			18.8 %			17.8 %	

(Millions, except percentages)	2025 Average Balance	2025 Interest Income/ Expense	2025 Average Yield / Rate	2024 Average Balance	2024 Interest Income/ Expense	2024 Average Yield / Rate
Cash and investment securities	$ 4,232	$ 173	4.08 %	$ 4,116	$ 204	4.96 %
Credit card and other loans	17,850	4,739	26.55 %	18,084	4,820	26.65 %
Total interest-earning assets	22,082	4,912	22.24 %	22,200	5,024	22.63 %
Direct-to-consumer (retail) deposits	8,087	349	4.31 %	7,174	349	4.86 %
Wholesale deposits	5,252	205	3.91 %	5,919	259	4.38 %
Interest-bearing deposits	13,339	554	4.15 %	13,093	608	4.64 %
Secured borrowings	3,306	192	5.79 %	3,576	236	6.58 %
Unsecured borrowings	1,115	108	9.72 %	1,247	116	9.33 %
Interest-bearing borrowings	4,421	300	6.78 %	4,823	352	7.29 %
Total interest-bearing liabilities	$ 17,760	$ 854	4.81 %	$ 17,916	$ 960	5.36 %
Net interest income		$ 4,058			$ 4,064	
Net interest margin [(1)]		18.4 %			18.3 %	

(1) Please refer to "Glossary of terms."

6

Bread Financial Holdings, Inc **Preliminary**

Table 6: Reconciliation of GAAP to Non-GAAP Financial Measures

NON-GAAP FINANCIAL MEASURES

We prepare our Consolidated Financial Statements in accordance with accounting principles generally accepted in the United States of America (GAAP). However, certain information included herein constitutes Non-GAAP Financial Measures. Our calculations of Non-GAAP Financial Measures may differ from the calculations of similarly titled measures by other companies. In particular:

- We have previously repurchased and may, from time to time, in the future continue to repurchase debt, including any outstanding senior unsecured notes, subordinated notes or convertible notes. In such transactions, we may pay a premium to induce these repurchases, or in certain cases repurchase at a discount, which, from a GAAP perspective, would result in an impact to Total non-interest expenses, with a corresponding impact also reflected in Net income and consequently our Earnings per diluted share. For our prior debt repurchases, we show adjustments to these three financial statement line items, for total Company as well as for continuing operations, to exclude the impacts from our debt repurchases. We use *Adjusted total non-interest expenses*, *Adjusted net income*, and *Adjusted earnings per diluted share* to evaluate the ongoing operations of the Company excluding the volatility that can occur from the impacts of our debt repurchases.
- *Pretax pre-provision earnings* (PPNR) represents Income from continuing operations before income taxes and the Provision for credit losses. *PPNR excluding any gain on portfolio sale and impacts from debt repurchases* then excludes from PPNR the gain on any portfolio sale in the period, as well as the loss or gain on any debt repurchases in the period. We use *PPNR* and *PPNR excluding any gain on portfolio sale and impacts from debt repurchases* as metrics to evaluate our results of operations before income taxes, excluding the movements that can occur within Provision for credit losses and the one-time nature of a gain on the sale of a portfolio and/or the impacts from debt repurchases.
- *Return on average tangible common equity* (ROTCE) represents annualized Income from continuing operations less Dividends to preferred stockholders, divided by average Tangible common equity. Tangible common equity (TCE) represents Total stockholders' equity reduced by Preferred stock and Goodwill and intangible assets, net. We use ROTCE as a metric to evaluate the Company's performance.
- *Tangible book value per common share* represents TCE divided by common shares outstanding. We use *Tangible book value per common share*, a metric used across the industry, to assess capital and performance, in conjunction with ROTCE.
- *Tangible common equity over Tangible assets* (TCE/TA) represents TCE divided by Tangible assets (TA), which is Total assets reduced by Goodwill and intangible assets, net. We use *TCE/TA* as a metric to evaluate the Company's capital adequacy and estimate its ability to absorb losses.

We believe the use of these Non-GAAP financial measures provide additional clarity in understanding our results of operations and trends. Please see the table below for a reconciliation of these Non-GAAP financial measures to the most directly comparable GAAP measures.

(Millions, except per share amounts and percentages)	4Q25	3Q25	2Q25	1Q25	4Q24	4Q25 vs. 3Q25	4Q25 vs. 4Q24	2025	2024	2025 vs. 2024
Adjusted net income										
Net income	$ 53	$ 188	$ 139	$ 138	$ 7	(72)%	675 %	$ 518	$ 277	87 %
Impacts from debt repurchases	42	3	10	2	13	nm	219 %	57	111	(49)%
Adjusted net income	$ 95	$ 191	$ 149	$ 140	$ 20	(50)%	376 %	$ 575	$ 388	48 %
Adjusted net income per diluted share										
Net income per diluted share	$ 1.16	$ 3.96	$ 2.94	$ 2.78	$ 0.14	(71)%	758 %	$ 10.89	$ 5.49	98 %
Impacts from debt repurchases	$ 0.91	$ 0.06	$ 0.21	$ 0.04	$ 0.26	nm	253 %	$ 1.20	$ 2.20	(46)%
Adjusted net income per diluted share	$ 2.07	$ 4.02	$ 3.15	$ 2.82	$ 0.40	(48)%	427 %	$ 12.09	$ 7.69	57 %
Adjusted income from continuing operations										
Income from continuing operations	$ 53	$ 188	$ 139	$ 142	$ 8	(72)%	595 %	$ 521	$ 279	87 %
Impacts from debt repurchases	42	3	10	2	13	nm	219 %	57	111	(49)%
Adjusted income from continuing operations	$ 95	$ 191	$ 149	$ 144	$ 21	(50)%	357 %	$ 578	$ 390	48 %
Adjusted income from continuing operations per diluted share										
Income from continuing operations per diluted share	$ 1.16	$ 3.96	$ 2.93	$ 2.86	$ 0.15	(71)%	669 %	$ 10.96	$ 5.54	98 %
Impacts from debt repurchases	$ 0.91	$ 0.06	$ 0.21	$ 0.04	$ 0.26	nm	253 %	$ 1.20	$ 2.20	(46)%
Adjusted income from continuing operations per diluted share	$ 2.07	$ 4.02	$ 3.14	$ 2.90	$ 0.41	(49)%	406 %	$ 12.16	$ 7.74	57 %
Adjusted total non-interest expenses										
Total non-interest expenses	$ 555	$ 476	$ 481	$ 477	$ 536	17 %	4 %	$ 1,988	$ 2,060	(3)%
Impacts from debt repurchases	55	3	13	2	11	nm	390 %	74	117	(36)%
Adjusted total non-interest expenses	$ 500	$ 473	$ 468	$ 475	$ 525	6 %	(5)%	$ 1,914	$ 1,943	(1)%

7

Bread Financial Holdings, Inc

Preliminary

Table 6: Reconciliation of GAAP to Non-GAAP Financial Measures

	4Q25	3Q25	2Q25	1Q25	4Q24	4Q25 vs. 3Q25	4Q25 vs. 4Q24	2025	2024	2025 vs. 2024
Pretax pre-provision earnings (PPNR)										
Income (loss) from continuing operations before income taxes	$ 47	$ 196	$ 174	$ 197	$ (27)	(76)%	(275)%	$ 615	$ 381	61 %
Provision for credit losses	373	299	274	296	417	25 %	(11)%	1,242	1,397	(11)%
Pretax pre-provision earnings (PPNR)	420	495	448	493	390	(15)%	7 %	1,857	1,778	4 %
Less: Gain on portfolio sale	—	—	(3)	—	(2)	— %	(100)%	(3)	(11)	(71)%
Add: Impacts from debt repurchases	55	3	13	2	11	nm	390 %	74	117	(36)%
PPNR excluding gain on portfolio sale and impacts from debt repurchases	475	498	458	495	399	(5)%	19 %	1,928	1,884	2 %
Average tangible common equity										
Average Total stockholders' equity	3,405	3,335	3,183	3,246	3,217	2 %	6 %	3,293	3,214	2 %
Less: average Preferred Stock	(29)	—	—	—	—	nm	nm	(7)	—	nm
Less: average Goodwill and intangible assets, net	(721)	(728)	(735)	(744)	(752)	(1)%	(4)%	(733)	(753)	(3)%
Average Tangible common equity	2,655	2,607	2,448	2,502	2,465	2 %	8 %	2,553	2,461	4 %
Tangible common equity (TCE)										
Total stockholders' equity	3,327	3,317	3,166	3,068	3,051	— %	9 %	3,327	3,051	9 %
Less: Preferred stock	(71)	—	—	—	—	nm	nm	(71)	—	nm
Less: Goodwill and intangible assets, net	(716)	(723)	(731)	(738)	(746)	(1)%	(4)%	(716)	(746)	(4)%
Tangible common equity (TCE)	2,540	2,594	2,435	2,330	2,305	(2)%	10 %	2,540	2,305	10 %
Tangible assets (TA)										
Total assets	22,663	21,714	21,821	22,382	22,891	4 %	(1)%	22,663	22,891	(1)%
Less: Goodwill and intangible assets, net	(716)	(723)	(731)	(738)	(746)	(1)%	(4)%	(716)	(746)	(4)%
Tangible assets (TA)	$ 21,947	$ 20,991	$ 21,090	$ 21,644	$ 22,145	5 %	(1)%	$ 21,947	$ 22,145	(1)%

(nm) Not meaningful, denoting a variance of 1,000 percent or more.

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Common equity tier 1 capital ratio Common equity tier 1 capital ratio represents tier 1 capital reduced for Preferred stock divided by total risk-weighted assets. In the calculation of tier 1 capital, we follow the Basel III Standardized Approach and therefore Total stockholders’ equity has been reduced by Goodwill and intangible assets, net. Delinquency rate Delinquency rate represents outstanding balances that are contractually delinquent (i.e., principal balances greater than 30 days past due) as of the end of the period, divided by the outstanding principal amount of Credit card and other loans as of the same period-end. Efficiency ratio and Adjusted efficiency ratio Efficiency ratio represents Total non-interest expenses divided by Total net interest and non-interest income. Adjusted efficiency ratio excludes any gain on portfolio sale and impacts from debt repurchases. Loan yield Loan yield represents annualized Interest and fees on loans divided by Average credit card and other loans. Net interest margin Net interest margin represents annualized Net interest income divided by average Total interest-earning assets. Net loss rate Net loss rate, an annualized rate, represents net principal losses for the period divided by Average credit card and other loans for the same period, using an average daily balance calculation methodology. Payment rate Payment rate represents consumer payments during the period, divided by the aggregate of the opening monthly Credit card and other loans balances during the period, including held for sale in applicable periods. PPNR and PPNR excluding gain on portfolio sale and impacts from debt repurchases * PPNR represents Income from continuing operations before income taxes and the Provision for credit losses. PPNR excluding gain on portfolio sale and impacts from debt repurchases excludes from PPNR any gain on portfolio sale in the period, as well as the impacts from our debt repurchases in the period. Reserve rate Reserve rate represents the Allowance for credit losses divided by End-of-period credit card and other loans. Return on average assets Return on average assets represents annualized Income from continuing operations divided by average Total assets. Return on average equity Return on average equity represents annualized Income from continuing operations divided by average Total stockholders’ equity. Return on average tangible common equity * Return on average tangible common equity (ROTCE) represents annualized Income from continuing operations, less Dividends to preferred stockholders, divided by average Tangible common equity. Tangible common equity (TCE) represents Total stockholders’ equity reduced by Preferred stock and Goodwill and intangible assets, net. Tangible book value per common share * Tangible book value per common share represents TCE divided by common shares outstanding. Tangible common equity + credit reserve rate * Tangible common equity + credit reserve rate represents the sum of TCE and Allowance for credit losses, divided by End-of-period credit card and other loans. Tangible common equity / tangible assets ratio * Tangible common equity over tangible assets (TCE/TA) represents TCE divided by Tangible assets (TA), which is Total assets reduced by Goodwill and intangible assets, net. Total risk-based capital ratio Total risk-based capital ratio represents total capital divided by total risk-weighted assets. In the calculation of total capital, we follow the Basel III Standardized Approach and therefore tier 1 capital has been increased by tier 2 capital, which for us is comprised of subordinated notes, as well as the allowable portion of the Allowance for credit losses. Total risk-weighted assets Total risk-weighted assets are generally measured by allocating assets, and specified off-balance sheet exposures, to various risk categories as defined by the Basel III Standardized Approach. * Represents a Non-GAAP financial measure. See Table 6: Reconciliation of GAAP to Non-GAAP Financial Measures. Bread Financial Holdings, Inc Glossary of Terms 9